Equity Method and Other Investments (Tables)	12 Months Ended
Dec. 31, 2021
Investments, All Other Investments [Abstract]
Investments
The Company's investments consist of the following:

		December 31, 2021			December 31, 2020
(Amounts in thousands, except percentages)		Carrying	Cost	Percentage	Carrying
Investee	Investment Type	Value	Basis	Ownership	Value
WPI Fund(1)	Equity method investment	$92,604	$52,805	8%	$63,301
Investments held by WeCap Holdings Partnership(2)	Equity method investments / Note receivable	71,503	74,147	Various	61,688
IndiaCo(3)	Investment in convertible notes	34,402	105,248	N/A	49,849
ChinaCo(4)	Equity method investment	—	29,323	19.7%	29,323
Other(5)	Various	1,068	1,066	Various	10,779
Total equity method and other investments		$199,577	$262,589		$214,940

(1)    In addition to the general partner interest in the WPI Fund held by WeCap Holdings Partnership described above, a wholly owned subsidiary of the WeCap Investment Group also owns an 8% limited partner interest in the WPI Fund.
(2)    As discussed in Note 7, subsequent to the August 2019 reorganization of the WeCap Investment Group real estate platform, the following investments are investments held by WeCap Holdings Partnership, which are accounted for by the WeCap Holdings Partnership as equity method investments:
•"DSQ" — a venture in which WeCap Holdings Partnership owns a 10% equity interest. DSQ owns a commercial real estate portfolio located in London, United Kingdom. The investment balance as of December 31, 2021 also includes a note receivable with an outstanding balance of $43.3 million that accrues interest at a rate of 5.77% and matures in April 2028.
•"WPI Fund" — a real estate investment fund in which WeCap Holdings Partnership holds the 0.5% general partner interest. The WPI Fund’s focus is acquiring, developing and managing office assets with current or expected vacancy suitable for WeWork occupancy, currently primarily focusing on opportunities in North America and Europe.
•"ARK Master Fund" — an investment fund in which WeCap Holdings Partnership holds the general partner and a limited partner interest totaling 2% of the fund's invested capital. ARK Master Fund invests in real estate and real estate-related investments that it expects could benefit from the Company’s occupancy or involvement or the involvement of the limited partners of the ARK Master Fund.
(3)    In June 2020, the Company entered into an agreement with WeWork India Management Private Limited (“IndiaCo”), an affiliate of Embassy Property Developments Private Limited (“Embassy”), to subscribe for new convertible debentures to be issued by IndiaCo in an aggregate principal amount of $100.0 million (the "2020 Debentures"). During June 2020, $85.0 million of the principal had been funded, with the remaining $15.0 million to be funded over time based on milestones achieved by IndiaCo. The remaining $15.0 million was funded in April 2021. The 2020 Debentures earn interest at a coupon rate of 12.5% per annum for the 18-month period beginning in June 2020 which then gets reduced to 0.001% per annum and have a maximum term of 10 years. The 2020 Debentures are convertible into equity at the Company’s option after 18 months from June 2020 or upon mutual agreement between the Company, IndiaCo, and Embassy. The Company's investment balance as of December 31, 2021 also includes an aggregate principal amount of approximately $5.5 million in other convertible debentures issued by IndiaCo that earn interest at a coupon rate of 0.001% per annum and have a maximum term of ten years. During the years ended December 31, 2021, 2020 and 2019, the Company recorded a credit loss valuation allowance on its investments in IndiaCo totaling $19.0 million, $43.9 million and none, respectively, included in income (loss) from equity method and other investments. As of December 31, 2021 and 2020, the Company had recorded a liability of none and $7.9 million respectively, included in other current liabilities, relating to the fair value of the credit loss on the forward contract associated with the obligation on the $15.0 million unfunded commitment associated with the 2020 Debentures (the "IndiaCo Forward Liability") with such credit loss also included in income (loss) from equity method and other investments during the years ended December 31, 2021 and 2020. During the years ended December 31, 2021, 2020 and 2019, the Company recorded $(2.4) million, $3.3 million and none, respectively, in unrealized gain (loss) on available-for-sale securities included in other comprehensive income, net of tax.
IndiaCo constructs and operates workspace locations in India using WeWork’s branding, advice and sales model. Per the terms of an agreement the Company will also receive a management fee from IndiaCo. The Company recorded $6.4 million, $2.1 million and $5.5 million of management fee income from IndiaCo during the years ended December 31, 2021, 2020 and 2019, respectively. Management fee income is included within service revenue as a component of total revenue in the accompanying consolidated statements of operations.
(4)    In October 2020, the Company deconsolidated ChinaCo and its retained 21.6% ordinary share equity method investment was recorded at a fair value of $26.3 million plus capitalized legal cost for a total initial cost basis and carrying value as of December 31, 2020 of $29.3 million. Pursuant to ASC 323-10-35-20, the Company discontinued applying the equity method on the ChinaCo investment when the carrying amount was reduced to zero in the first quarter of 2021. The Company will resume application of the equity method if, during the period the equity method was suspended, the Company's share of unrecognized net income exceeds the Company's share of unrecognized net losses. The Company's remaining interest was diluted down to 19.7% in connection with the Second Investment Closing on September 29, 2021. See Note 7 for additional details regarding the ChinaCo Deconsolidation and see Note 24 for details regarding various related party fees payable by ChinaCo to the Company subsequent to the ChinaCo Deconsolidation.
(5)    The Company holds various other investments as of December 31, 2021 and 2020. On June 30, 2021, the Company sold its 5.7% interest in Sound Ventures II, LLC for total consideration of $6.1 million. During the year ended December 31, 2021, the Company recorded a loss on the sale of $4.1 million, included in income (loss) from equity method and other investments in the consolidated statements of operations. See Note 24 for details regarding the remaining profit-sharing arrangement between the Company and SB Fast Holdings (Cayman) Limited ("Buyer") as part of the Creator Fund sale in 2020. The Buyer assumed the Company's remaining capital commitments of $1.9 million. In November 2021, the $3.0 million note receivable held by the Company was repaid.